EXHIBIT 99

                                  PRESS RELEASE

     WOOD-RIDGE, NEW JERSEY, JULY 29, 1997 -- 1st Bergen Bancorp
(NASDAQ/NMS:FBER), the holding company for South Bergen Savings Bank, announced net income for the second quarter ended June 30, 1997 of $583,000 compared to $494,000 for the same period last year and an increase of 15.7% over the $504,000 earned for the prior quarter.

     The $89,000 increase in earnings over the prior year is primarily attributable to a $387,000 increase in net interest income partially offset by a $248,000 increase in non-interest expense and a $50,000 increase in tax expense.

     The Company earned $0.21 cents per share for the quarter ended June 30, 1997 compared to $0.18 cents per share for the prior quarter and $0.16 cents per share for the same period last year.

     Net interest before provision for loan losses was $2.4 million for the three months ended June 30, 1997 as compared to $2.0 million for the same period last year and $2.2 million for the prior quarter. For the quarter ended June 30, 1997 and 1996, the provision for loan losses was $150,000. Non-interest income and non-interest expense totalled $57,000 and $1.4 million, respectively, for the three months ended June 30, 1997 as compared to $56,000 and $1.1 million, respectively, for the same period in the prior year.

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     Total assets at June 30, 1997 were $284.8 million versus $247.1 million at
December 31, 1996, an increase of 15.3%. This increase is primarily attributable to management's decision to use low cost Federal Home Loan Bank borrowings to fund the purchase of higher yielding mortgage-backed securities and investment securities. This program was developed to offset the start up costs of the Company's new Montville and Wanaque offices and the additional expenses associated with the ESOP and MRP programs. The average cost of the Federal Home Loan Bank borrowings is 6.01% versus an average yield of 7.70% on the mortgage-backed securities and investment securities purchased. Management will continually monitor the performance of this leverage program and may expand it if appropriate. Net loans totalled $120.1 million at June 30, 1997 compared to $123.8 million at December 31, 1996, a decrease of $3.7 million, or 2.99%.

     The ratio of non-performing loans to total assets was .76% at June 30, 1997 as compared to 1.58% at June 30, 1996 and .62% at December 31, 1996. The ratio of non-performing assets to total assets was .83% at June 30, 1997 as compared to 2.50% at June 30, 1996 and .83% at December 31, 1996. Real estate owned totalled $201,000 at June 30, 1997, compared to $1.4 million at June 30, 1996 and $537,000 at December 31, 1996. The reduction in the real estate owned portfolio was due to the sale of properties during the quarter as management continued to

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

implement its strategy of aggressively resolving non-performing assets.





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

1st Bergen Bancorp
Consolidated Statements of Financial Condition

================================================================================
                                                    6/30/97          6/30/96
                                                    -------          -------
--------------------------------------------------------------------------------
Interest Income
--------------------------------------------------------------------------------
  Loans receivable                               $  2,593,272      $ 2,378,502
--------------------------------------------------------------------------------
  Investment securities held to                       856,946          534,546
  maturity
--------------------------------------------------------------------------------
  Investment securities available                     437,892          201,222
  for sale
--------------------------------------------------------------------------------
  MBS Securities held to maturity                     895,930          834,001
--------------------------------------------------------------------------------
  MBS securities available for sale                    83,273           47,405
--------------------------------------------------------------------------------
  FHLB stock                                           25,354           23,110
--------------------------------------------------------------------------------
  FHLB deposits                                        53,497          337,057
                                                     --------        ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INTEREST INCOME                               4,946,164        4,355,843
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interest Expense:
--------------------------------------------------------------------------------
  Deposits                                          2,325,419        2,346,423
--------------------------------------------------------------------------------
  Advances from FHLB                                  223,892                0
                                                    ---------         --------
--------------------------------------------------------------------------------
  Total Interest Expense                            2,549,311        2,346,423

--------------------------------------------------------------------------------
  Net Interest Income before Provision              2,396,853        2,009,420
  for Loan Losses
--------------------------------------------------------------------------------
  Provision for loan losses                           150,000          150,000
                                                    ---------        ---------
--------------------------------------------------------------------------------
  Net Interest Income after Provision               2,246,853        1,859,420
--------------------------------------------------------------------------------
  Non-Interest Income:
--------------------------------------------------------------------------------
    Loan fees and service charges                      43,635           38,470
--------------------------------------------------------------------------------
    Other                                              13,662           18,029
                                                     --------         --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                              57,297           56,499
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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

--------------------------------------------------------------------------------
Non-Interest Expense:
--------------------------------------------------------------------------------
  Compensation and employee benefits                  815,653          629,997
--------------------------------------------------------------------------------
  Occupancy                                            78,280           64,101
--------------------------------------------------------------------------------
  Equipment                                           109,321           90,584
--------------------------------------------------------------------------------
  Advertising                                          55,521           42,154
--------------------------------------------------------------------------------
  Federal Insurance Premiums                           34,815          119,020
--------------------------------------------------------------------------------
  Net gain from REO                                   (48,467)         (31,621)
--------------------------------------------------------------------------------
  Insurance and bond premium                           31,448           20,830
--------------------------------------------------------------------------------
  Other Expenses                                      316,734          210,304
                                                     --------         --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                          1,393,305        1,145,369
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Income before taxes                                   910,845          770,550
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal and State tax expense                         327,398          276,992
                                                     --------        ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCOME                                            583,447          493,558
                                                      -------          -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Earnings Per Share                              $         .21      $       .16
                                                     --------          -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================



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

1st Bergen Bancorp
Consolidated Statements of Financial Condition


================================================================================
                                                      6/30/97         12/31/96
                                                      -------         --------
--------------------------------------------------------------------------------
ASSETS:
--------------------------------------------------------------------------------
  Cash and due from banks                          $3,830,154       $5,230,770
--------------------------------------------------------------------------------
  Interest-bearing deposits in other banks            500,000        2,500,000
                                                    ---------        ---------
--------------------------------------------------------------------------------
Total cash and cash                                 4,330,154        7,730,770
equivalents
--------------------------------------------------------------------------------
Investment securities held to                      50,540,609       33,135,851
maturity
--------------------------------------------------------------------------------
Investment securities                              36,145,257       19,603,938
available for sale
--------------------------------------------------------------------------------
MBS securities held to                             55,409,104       51,768,925
maturity
--------------------------------------------------------------------------------
MBS securities available for                        9,313,112        2,817,001
sale
--------------------------------------------------------------------------------
Loans receivable, net                             120,143,515      123,824,912
--------------------------------------------------------------------------------
Premises and Equipment                              3,047,235        2,699,113
--------------------------------------------------------------------------------
Real Estate owned                                     200,618          536,700
--------------------------------------------------------------------------------
FHLB Stock                                          1,627,100        1,487,200
--------------------------------------------------------------------------------
Accrued interest and                                2,071,630        1,466,434
dividends receivable
--------------------------------------------------------------------------------
Deferred income taxes                               1,794,754        1,817,037
--------------------------------------------------------------------------------
Other Assets                                          154,751          184,704
                                                    ---------        ---------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                      284,777,839      247,072,585
                                                =============    =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES & STOCKHOLDERS
EQUITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
  Deposits                                        214,282,096       204,154,213
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
  Borrowings                                       27,334,000                0
--------------------------------------------------------------------------------
  Escrow                                            1,061,994          932,117
--------------------------------------------------------------------------------
  Accrued income taxes                              1,207,328          591,679
--------------------------------------------------------------------------------
  Other liabilities                                   475,556          159,993
                                                 ------------    -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                 244,360,974      205,838,002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                         40,416,865       41,234,583
                                                -------------    -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Liabilities & Stockholders' Equity       $  284,777,839  $   247,072,585
                                                -------------    -------------
================================================================================




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